SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 19, 2000
                             -----------------------
                Date of Report (Date of Earliest Event Reported)



                         CAROLINA POWER & LIGHT COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                    1-3382                   56-0165465
 --------------------------         ----------------         ------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             411 Fayetteville Street
                       Raleigh, North Carolina 27601-1748
                       ----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (919) 546-6111
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

Holding Company Formation

         Effective June 19, 2000, CP&L Energy, Inc., formerly named CP&L Holdings, Inc. ("CP&L Energy"), became the holding company for Carolina Power & Light Company ("CP&L") and its principal subsidiaries (the "Restructuring"), and each share of CP&L's outstanding common stock was exchanged, on a one-for-one basis, for shares of CP&L Energy' common stock. Shares of CP&L's preferred stock were unaffected and remain securities of CP&L. In connection with the Restructuring, the members of CP&L's current Board of Directors became directors of CP&L Energy.

         The Restructuring was previously approved at a special meeting of CP&L's shareholders held on October 20, 1999. A registration statement on Form S-4 (No. 333-86243) under the Securities Act of 1933 was filed by CP&L Energy in connection with the Restructuring and was declared effective by the Securities and Exchange Commission (the "SEC") on August 31, 1999. The Restructuring has been approved by the North Carolina Utilities Commission, the South Carolina Public Service Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and, as a public utility subject to the Public Utility Holding Company Act of 1935, the SEC's Division of Investment Management.

         The business now conducted by CP&L will continue to be conducted by CP&L as a wholly owned subsidiary of CP&L Energy. CP&L Energy has listed its Common Stock on the New York Stock Exchange and the Pacific Exchange under the ticker symbol "CPL."

         A copy of the press release announcing the effectiveness of the Restructuring is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed herewith:

                                         Description
Exhibit Number
99.1 Joint Press Release of Carolina Power & Light Company and CP&L Energy, Inc., dated June 20, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CAROLINA POWER & LIGHT COMPANY
                                  Registrant


                       By:  /s/ Peter M. Scott III
                            ----------------------------------------------------
                            Peter M. Scott III
                            Executive Vice President and Chief Financial Officer

Date: June 21, 2000